SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2012

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	1-11177 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

15 Network Drive, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

Item 8.01.                      Other Events.

On May 22, 2012, we announced our filing of a second patent infringement lawsuit against Tria Beauty, Inc. in the United States District Court for the District of Massachusetts (the “District Court”) for infringement of U.S. Patent No. 8,182,473 which issued on May 22, 2012. A copy of the press release announcing this second suit is set forth as Exhibit 99.1 and a copy of the complaint filed in the District Court is set forth as Exhibit 99.2, both of which are incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Number                      Title

99.1                      Press Release dated May 22, 2012.

99.2                      Palomar Medical Technologies, Inc. v. Tria Beauty, Inc., Complaint for Additional Patent Infringement, United States District Court District of Massachusetts, filed May 22, 2012.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— President, Chief Executive Officer, and Chairman of the Board of Directors

Date: May 22, 2012

EXHIBIT INDEX

Number	Title

99.1	Press Release dated May 22, 2012

99.2	Palomar Medical Technologies, Inc. v. Tria Beauty, Inc., Complaint for Additional Patent Infringement, United States District Court District of Massachusetts, filed May 22, 2012.